Third Quarter 2019 Earnings Release October 22, 2019

Legal Disclaimer Forward-Looking Statements This news release may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward-looking statements as defined under U.S. federal securities laws. These statements are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions. All forward- looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) the risk of litigation related to the termination of our agreement and plan of merger with Entegra Financial Corp. (the “Entegra Merger Agreement”) or the abandonment of the transactions that were contemplated by the Entegra Merger Agreement; (2) reputational risk resulting from the termination of the Entegra Merger Agreement; (3) potential changes to, or the risk that we may not be able to execute on, our business strategy as a result of the termination of the Entegra Merger Agreement; (4) the risk that cost savings and revenue synergies from recently completed acquisitions may not be realized or may take longer than anticipated to realize; (5) disruption from recently completed acquisitions with customer, supplier, employee, or other business relationships; (6) our ability to successfully integrate the businesses acquired as part of previous acquisitions with the business of SmartBank; (7) changes in management’s plans for the future; (8) prevailing, or changes in, economic or political conditions, particularly in our market areas; (9) credit risk associated with our lending activities; (10) changes in interest rates, loan demand, real estate values, or competition; (11) changes in accounting principles, policies, or guidelines; (12) changes in applicable laws, rules, or regulations; and (13) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in SmartFinancial’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www.sec.gov). Undue reliance should not be placed on forward-looking statements. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Statements included in this presentation include Non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of Non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses several Non-GAAP financial measures, including: (i) net operating earnings, (ii) net operating return on average assets, (iii) net operating return on average shareholder equity, (iv) return on average tangible common equity, (v) net operating return on average tangible common equity, (vi) operating efficiency ratio; (vii) tangible common equity; (viii) average tangible common equity; (ix) operating noninterest income; (x) operating noninterest expenses; and ratios derived therefrom, in its analysis of the company's performance. Net operating earnings excludes the following from net income: securities gains and losses, merger termination fee, merger related and restructuring expenses, the effect of the December, 2017 tax law change on deferred tax assets, tax benefit from director options previously exercised, and the income tax effect of adjustments. Net operating return on average equity is the annualized net operating earnings divided by average assets. Net operating return on average equity is the annualized net operating earnings divided by average equity. Return on average tangible common equity is the annualized net income divided by average tangible common equity. Net operating return on average tangible common equity is the annualized net operating earnings divided by average tangible common equity (Non-GAAP). The operating efficiency ratio includes an adjustment for taxable equivalent yields and excludes securities gains and losses and merger related and restructuring expenses from the efficiency ratio. Tangible common equity and average tangible common equity excludes goodwill and other intangible assets. Operating noninterest income excludes the merger termination fee. Operating noninterest excludes merger-related and restructuring cost. Management believes that Non-GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Management believes these non-GAAP financial measures also enhance investors' ability to compare period-to-period financial results and allow investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. 2

Overview of SmartFinancial . SmartFinancial, Inc. (Nasdaq: SMBK) is a $2.4 billion Branch Footprint asset bank holding company headquartered in Knoxville, Tennessee Nashville Knoxville Greensboro Jonesboro . Operates one subsidiary bank, SmartBank, which was founded in 40 January 2007 ARKANSAS TENNESSEE NORTH CAROLINA . Located primarily in attractive, high-growth marketsMemphis throughout Chattanooga East Tennessee, Alabama and Florida 77 . 395 full-time employees Huntsville SOUTH . ~$285 million market capitalization(1) 85 CAROLINA . Balance Sheet (09/30/19) Atlanta Birmingham 20 . Assets: $2.4 billion Tuscaloosa GEORGIA . Gross Loans: $1.9 billion . Deposits: $2.0 billion MISSISSIPPI ALABAMA Columbus Jackson 16 . Shareholders’ Equity / Tangible Common Equity (Non-GAAP): Montgomery $306.0 million / $228.5 million Savannah . Profitability (Q3 ’19) 65 75 95 . Net Income / Net Operating Earnings (Non-GAAP): $6.0 million / $6.0 million Mobile . ROAA / Net Operating ROAA (Non-GAAP)Baton: 1.01% Rouge/ 1.02% 10 . ROATCE / Net Operating ROATCE (Non-GAAP): 10.52% / 10.61% Tallahassee SMBK Branch New Orleans FLORIDA . Efficiency Ratio / Operating Efficiency Ratio (Non-GAAP): 63.03% / 62.42% . Asset Quality . Superior asset quality and proven credit culture . NPAs / Total Assets of 0.20% Financial data as of or for the three months ended 09/30/19 (1) Pricing data as of 10/14/19 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 3

SmartFinancial, Inc.

Culture

We are **building a culture** where **Associates thrive** and are **empowered** to be **leaders**. The **core values** that we have established as a company help us operate in unison and have become a **critical part of our culture**. Our Associates are key to SmartBank's success.

Core Values

Act with Integrity
Be Enthusiastic
Create Positivity
Demonstrate Accountability
Embrace Change

- Creating "WOW" Experiences
- Exhibiting Over-The-Top Enthusiasm and Positivity
- Delivering Exceptional, Professional & Knowledgeable Service

Positioning Statement

At SmartBank, delivering **unparalleled value** to our Shareholders, Associates, Clients and the Communities we serve drives **every** decision and action we take. **Exceptional value** means being there with **smart solutions**, **fast responses** and **deep commitment** every single time. By doing this, we will create the Southeast's next, great community banking franchise.


TOP WORK PLACES 2019
News Sentinel knox.biz
TOP WORK PLACES 2018
News Sentinel
TOP WORK PLACES 2017
News Sentinel

4

Third Quarter Financial Highlights

Solid Earnings Track Record $8,000 Capstone Southern Foothills Acquisition Acquisition Acquisition $6,000 GAAP) - $4,000 $2,000 Net Operating Net (Non Operating Earnings ($000) $0 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Net Operating Earnings, Less Accretion Accretion, Net of Tax ($ in thousands) 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Net Operating Earnings (Non-GAAP) $1,819 $3,707 $3,810 $4,844 $4,966 $5,908 $5,509 $5,603 $6,016 Less: Accretion, Net of Tax ($577) ($1,567) ($943) ($1,911) ($894) ($2,039) ($1,392) ($1,017) ($919) Net Operating Earnings, Less Accretion $1,242 $2,140 $2,867 $2,933 $4,072 $3,869 $4,117 $4,586 $5,097 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 6

Performance Trends . Net Operating Earnings (Non-GAAP) of $6.0 ROAA (%) ROATCE (%) million for the quarter, up 21% from a year 1.56% 16.78 % earlier 1.17% 13.09% 1.07% 12.00% 0.98% 0.98% 1.01% 1.02% 0.96% 10.84% 10.79% 10.31% 10.52% 10.61% 0.85% 0.84% 9.45% 9.26% . ROAA of 1.01% for the quarter and Net Operating ROAA (Non-GAAP) of 1.02% . ROATCE (Non-GAAP) of 10.52% for the quarter and Operating ROATCE (Non-GAAP) Reported Operating (1) of 10.61% . Efficiency Ratio of 63.03% for the quarter and Operating Efficiency Ratio (Non-GAAP) Net Interest Margin (%) Efficiency Ratio (%) of 62.42% 4.28% 71.33% 4.11% 68.65% 4.10% 67.71% 3.94% 67.17% 3.85% 3.91% 65.56% 64.25% . Net Interest Margin (fully taxable equivalent 3.74% 3.73% 3.68% 3.68% 63.03% 61.72% 62.42% “FTE”) of 3.91%, down 3 basis points from 57.53 % the prior quarter . Nonperforming Assets were 0.20% of Total Assets Reported Operating (1) (1) Operating profitability (Non-GAAP) figures exclude gain on sale of securities, merger termination fees, merger-related and restructuring expenses and nonrecurring items; net interest margin excludes purchase accounting adjustments Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 7

Balance Sheet Trends Total Assets ($mm) Net Loans ($mm) $2,500 $2,000 $2,354 $2,391 $2,390 $1,832 $1,828 $1,858 $2,274 $1,769 $2,300 $1,800 $1,578 $2,051 $2,100 $1,600 $1,900 $1,400 $1,700 $1,200 $1,500 $1,000 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Total Deposits ($mm) Book Value Per Share $2,200 $22.50 $21.93 $21.47 $20.31 $20.82 $1,994 $2,012 $1,998 $19.74 $2,000 $20.00 $1,922 $1,800 $17.50 $1,707 $15.18 $15.86 $16.37 $14.38 $14.64 $1,600 $15.00 $1,400 $12.50 $1,200 $10.00 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Book Value Tangible Book Value (Non-GAAP) Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 8

Earnings Profile – Third Quarter 2019 . Net Interest Income increased over 12% year-over-year (“YoY”) due to ($ in thousands, expect per share data) 3Q19 2Q19 3Q18 higher average earning asset Total Interest Income $27,344 $27,303 $23,068 balances Total Interest Expense 6,204 6,501 4,208 Net Interest Income 21,140 20,802 18,860 . Increases in Noninterest Income YoY primarily driven by increased Total Noninterest Income 2,196 8,416 1,831 service charges on deposit Total Revenue 23,336 29,218 20,691 accounts Provision for Loan Losses 724 393 302 Total Noninterest Expense 14,708 16,809 14,760 . Total Revenue increased 13% YoY Earnings Before Income Taxes 7,904 12,016 5,629 Income Tax Expense 1,941 2,895 1,305 . Decreases in quarter-over-quarter Net Income $5,963 $9,121 $4,324 Noninterest Expense primarily driven by decrease in merger Net Income Per Share: related and restructuring expenses Diluted Net Income Per Share $0.42 $0.65 $0.34 . Net Operating Diluted EPS (Non- Net Operating Earnings Per Share (Non-GAAP): GAAP) increased almost 10% YoY Diluted Operating Earnings Per Share $0.43 $0.40 $0.39 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 9

Net Interest Income

- Net Interest Margin (FTE) decreased quarter to quarter primarily due to lower accretion on acquired loans and yield on federal funds and other investments
- Compared to a year ago, Earning Asset Yields are up 2 basis points; the Average Cost of Interest-bearing Liabilities is up 32 basis points
- Excluding the effect of purchase accounting adjustments, the Net Interest Margin (FTE) remained flat quarter-to-quarter

($ in thousands)	3Q19	2Q19	3Q18
Net Interest Income (FTE)	$21,250	$20,918	$18,896
Average Earning Assets	$2,157,193	$2,128,226	$1,822,296



Net Interest Margin
4.50%
4.25%
4.00%
3.75%
3.50%
3Q18
4Q18
1Q19
2Q19
3Q19
Net Interest Margin (FTE)
Net Interest Margin (FTE - ex Purchase Accounting Adj.) (Non-GAAP)

Average Yields and Rates	3Q19	2Q19	3Q18
Loans, less accretion	5.22%	5.23%	5.12%
Accretion	0.26%	0.30%	0.31%
Loans	5.48%	5.53%	5.43%
Taxable securities	2.49%	2.55%	2.35%
Tax-exempt securities (FTE)	3.14%	3.75%	3.80%
Federal funds and other investments	2.18%	2.91%	2.43%
Earning Asset Yields	5.05%	5.17%	5.03%
Total Interest-Bearing Deposits	1.37%	1.42%	1.11%
Securities sold under agreement to repurchase	0.31%	0.33%	0.25%
Federal funds purchased and other borrowings	0.58%	2.87%	5.05%
Subordinated debt	5.91%	6.03%	5.78%
Total Interest-Bearing Liabilities	1.47%	1.54%	1.15%
Net Interest Margin (FTE)	3.91%	3.94%	4.11%
Cost of Funds	1.21%	1.28%	0.95%

Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix

10

Noninterest Income . Consistent increases in service charges on deposit accounts, and other noninterest income components . All noninterest income components for 2019 are trending upward Noninterest Income $2,400,000 $1,800,000 Gain (Loss) on Securities, Net $1,200,000 Other Noninterest Income Mortgage Banking Income Service Charges on Deposit Accounts $600,000 $0 3Q18 4Q18 1Q19 2Q19 (1) 3Q19 (1) Excludes $6.4 million fee received for merger termination of Entegra Financial Corp. in 2Q19 11

Noninterest Expense . Efficiency Ratio remained under 70% for the fourth consecutive quarter while Operating Efficiency Ratio (Non-GAAP) was 62.42% . Salary increases are driven by our continued investment in hiring talented revenue producing associates in order to complement our strategic initiatives Noninterest Expense $20,000,000 68.0% Merger expense 66.0% $15,000,000 Other 64.0% Amortization of Intangibles $10,000,000 Data Processing 62.0% Occupancy $5,000,000 60.0% Salaries & Benefits Operating Efficiency Ratio $0 58.0% 3Q18 4Q18 1Q19 2Q19 3Q19 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 12

Attractive Deposit Mix Deposit Composition (09/30/19) Historical Deposit Composition ($mm) $2,500 Noninterest Demand Time 18% $1,994 $2,012 $1,998 Deposits $2,000 32% $1,922 Interest- $1,707 bearing $635 $673 $647 Demand $649 Money $1,500 18% $569 Market and Savings 32% $1,000 $698 $648 $635 $642 $570 Historical Cost of Deposits $500 $332 $334 $351 3.00% $267 $311 2.50% $301 $320 $329 $357 $365 2.00% 2.50% 2.50% 2.50% 2.25% 2.00% $0 1.50% 3Q18 4Q18 1Q19 2Q19 3Q19 1.00% Noninterest Demand Interest-bearing Demand 0.91% 1.00% 1.10% 1.18% 1.13% 0.50% Money Market and Savings Time Deposits 0.00% 3Q18 4Q18 1Q19 3Q19 2Q19 Cost of Deposits Fed Funds Target 13

Overview of Loan Portfolio Loan Composition (09/30/19) Historical Loan Composition ($mm) Other $2,500 <1% Consumer RE 22% CRE, Non $2,000 Owner $1,837 $1,868 Occupied C&I $1,777 $1,841 25% 18% $1,585 $411 $406 $406 $407 $1,500 CRE, $350 Owner C&D Occupied 12% $473 $464 $468 $488 23% $1,000 $402 $416 $416 $422 $372 Historical CRE Ratios $364 $500 $187 $205 $220 400% $166 $188 300% $290 $308 $341 $334 $341 258.9% $0 200% 3Q18 4Q18 1Q19 2Q19 3Q19 100% 82.8% C&I C&D 0% CRE, Owner Occupied CRE, Non Owner Occupied 3Q18 4Q18 1Q19 2Q19 3Q19 Consumer RE Other CRE C&D 14

SmartFinancial, Inc.

Asset Quality

- Superior asset quality, with Nonperforming Assets at 0.20% of Total Assets compared to the Southeast Peer Median (1) of 0.65%
- Remaining fair value discounts on acquired loans are 1.7x the current Allowance For Loan Losses
- Allowance for loan losses to loans is 0.53% at 3Q19
- Proven credit culture, with Net Charge-Offs to Average Loans of 0.01% compared to the Southeast Peer Median (1) of 0.02%

Nonperforming Assets ($ in thousands)



$9,000
$6,000
$3,000
$0
1.00%
0.70%
0.40%
0.10%
0.65%
0.20%
3Q18
4Q18
1Q19
2Q19
3Q19*
Foreclosed Assets
Nonperforming Loans
Nonperforming Assets/ Total Assets (SMBK)
Nonperforming Assets/ Total Assets (SE Peer Median)(1)

Loan Discounts ($ in thousands)



$30
$20
$10
$0
0.90%
0.60%
0.30%
0.00%
3Q18
4Q18
1Q19
2Q19
3Q19
Allowance for Loan Losses (GAAP)
Net Acquisition Accounting Fair Falue Discounts to Loans
Allowance for Loan Losses/ Loans

Net Charge-Offs/ Average Loans



0.15%
0.10%
0.05%
0.00%
(0.05%)
0.02%
0.01%
3Q18
4Q18
1Q19
2Q19
3Q19*
SMBK
SE Peer Median(1)

Source: S&P Global Market Intelligence

(1) Major-exchange (NYSE, NYSEAM, NASDAQ) traded banks between $1.5B and $3B in assets headquartered in the Southeast (AL, AR, FL, GA, LA, MS, NC, SC, TN and WV) as of 06/30/19

* Peer median data held constant from 2Q19 due to unavailable 3Q19 data as of SMBK reporting date

15

Summary of Moving Forward Initiatives The company is Moving Forward with several major initiatives: Initiatives Completed On-Going . Centralization of operational areas  . Centralization of finance group  . Bank-wide organizational chart planning to gain efficiencies  . Core data processing decision (contract up in 2020)  . Continued hiring of bank talent in our growth markets  . Evaluation of new M&A opportunities  16

Appendix

SmartFinancial, Inc.

Non-GAAP Reconciliations

($ in thousands)		3Q19		2Q19		1Q19		4Q18		3Q18
Net interest income - ex purchase acct. adj.										
Net interest income (GAAP)	$	21,140	$	20,802	$	20,997	$	21,447	$	18,860
Taxable equivalent adjustment		110		116		115		94		36
Net interest income TEY		21,250		20,918		21,112		21,541		18,896
Purchase accounting adjustments		1,246		1,374		1,881		2,755		1,208
Net interest income - ex purchase acct. adj. (Non-GAAP)	$	20,004	$	19,544	$	19,231	$	18,786	$	17,688
Operating Noninterest Income										
Noninterest income (GAAP)	$	2,196	$	8,416	$	1,698	$	1,680	$	1,831
Merger termination fee		-		(6,400)		-		-		-
Operating noninterest income (Non-GAAP)	$	2,196	$	2,016	$	1,698	$	1,680	$	1,831
Operating Noninterest Expense										
Noninterest expense (GAAP)	$	14,708	$	16,809	$	15,579	$	15,661	$	14,760
Merger related and restructuring charges		(73)		(1,796)		(923)		(1,322)		(838)
Operating noninterest expense (Non-GAAP)	$	14,635	$	15,013	$	14,656	$	14,339	$	13,922
Tangible Common Equity										
Shareholders' equity (GAAP)	$	306,040	$	299,611	$	290,481	$	283,011	$	251,642
Less goodwill and other intangible assets		77,534		78,348		78,690		79,034		68,254
Tangible Common Equity (Non-GAAP)	$	228,506	$	221,263	$	211,791	$	203,977	$	183,388
Non-GAAP Return Ratios										
Net operating return on average assets (Non-GAAP)[1]		1.02%		0.96%		0.98%		1.07%		0.98%
Return on average tangible common equity (Non-GAAP)[2]		10.52%		16.78%		9.26%		13.06%		9.45%
Net operating return on average shareholder equity (Non-GAAP)[3]		7.87%		7.58%		7.81%		8.65%		7.88%
Net operating return on average tangible common equity (Non-GAAP)[4]		10.61%		10.31%		10.79%		12.00%		10.84%

(1) *Net operating return on average assets (Non-GAAP) is the annualized net operating earnings (Non-GAAP) divided by average assets.*
(2) *Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).*
(3) *Net operating return on average shareholder equity (Non-GAAP) is the annualized net operating earnings (Non-GAAP) divided by average shareholder equity.*
(4) *Net operating return on average tangible common equity (Non-GAAP) is the annualized net operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).*

18

SmartFinancial, Inc.

Non-GAAP Reconciliations

($ in thousands, except per share data)	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18	1Q18	4Q17	3Q17
Operating Earnings									
Net income (GAAP)	$ 5,963	$ 9,121	$ 4,731	$ 6,444	$ 4,324	$ 3,931	$ 3,415	$ 38	$ 1,685
Securities (gains) losses	(1)	(33)	-	(2)	-	1	-	-	(144)
Merger termination fee	-	(6,400)	-	-	-	-	-	-	-
Merger costs	73	1,796	923	1,322	838	1,123	498	1,694	303
Tax benefit from director options previously exercised	-	-	-	(1,600)	-	-	-	2,482	-
Income tax effect of adjustments	(19)	1,119	(145)	(257)	(196)	(211)	(103)	(506)	(25)
Net operating earnings (Non-GAAP)	$ 6,016	$ 5,603	$ 5,509	$ 5,907	$ 4,966	$ 4,844	$ 3,810	$ 3,707	$ 1,819
Net operating earnings per common share:									
Basic	$0.43	$0.40	$0.40	$0.44	$0.39	$0.40	$0.34	$0.35	$0.22
Diluted	$0.43	$0.40	$0.39	$0.43	$0.39	$0.39	$0.34	$0.35	$0.22
Operating Efficiency Ratio									
Efficiency ratio (GAAP)	63.03%	57.53%	68.65%	67.71%	71.33%	72.31%	72.39%	74.25%	78.62%
Adjustment for taxable equivalent yields	(0.37%)	(0.50%)	(0.49%)	(0.45%)	(0.18%)	(0.11%)	(0.06%)	(0.13%)	(0.22%)
Adjustment for securities gains (losses)	-	0.14%	-	0.01%	-	(0.01%)	-	-	1.50%
Adjustment for merger expenses	(0.24%)	8.39%	(3.91%)	(5.55%)	(3.98%)	(5.28%)	(2.71%)	(13.48%)	(3.18%)
Operating efficiency ratio (Non-GAAP)	62.42%	65.56%	64.25%	61.72%	67.17%	66.92%	69.62%	60.64%	76.72%

19

Investor Contacts Billy Carroll Miller Welborn President & CEO Chairman (865) 868-0613 (423) 385-3067 Billy.Carroll@SmartBank.com Miller.Welborn@SmartBank.com SmartFinancial, Inc. 5401 Kingston Pike, Suite 600 Knoxville, TN 37919 20